UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2005

SYNTROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21911	73-1565725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4322 South 49th West Avenue Tulsa, Oklahoma	741070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (918) 592-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2005, Syntroleum Corporation (the “Company”) entered into a Stock Purchase Agreement with Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc. (the “Purchase Agreement”), relating to the sale of up to 7,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) under the Company’s Registration Statement on Form S-3 (Registration No. 333-62290) (the “Registration Statement”). This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Purchase Agreement, an opinion of Baker Botts L.L.P. and a consent of Grant Thornton LLP, in connection with the Registration Statement and the offering of Common Stock.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed herewith:

5.1	Opinion of Baker Botts L.L.P.
10.1	Stock Purchase Agreement dated March 17, 2005 between the Company and Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc.
23.1	Consent of Grant Thornton LLP.
23.2	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTROLEUM CORPORATION

Date: March 21, 2005	By:	/s/ Richard L. Edmonson
Richard L. Edmonson
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Baker Botts L.L.P.

10.1	Stock Purchase Agreement dated March 17, 2005 between the Company and Legg Mason Opportunity Trust, a series of Legg Mason Investment Trust, Inc.

23.1	Consent of Grant Thornton LLP.

23.2	Consent of Baker Botts L.L.P. (included in Exhibit 5.1)